UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2020

BioVie Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55292	46-2510769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2120 Colorado Avenue, #230 Santa Monica, California	90404
(Address of Principal Executive Offices)	(Zip Code)
(310) 444-4300
(Registrant’s Telephone Number, Including Area Code)

11601 Wilshire Blvd Suite 1100
Los Angeles, CA 90025

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BIVI	The NASDAQ Stock Market, LLC

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃣

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃣

Item 3.02	Unregistered Sales of Equity Securities.

On September 23, 2020, BioVie Inc., a Nevada corporation (the “Company”), issued a press release announcing that it had closed a registered public offering (the “Offering”) of its Class A common stock, par value $0.0001 per share (the “Common Stock”), resulting in gross proceeds to the Company of $18.0 million, of which approximately $1.8 million was used to satisfy all amounts owing in respect of a 10% OID Convertible Delayed Draw Debenture (the “Debenture”) due September 24, 2020 held by the Company’s controlling stockholder, Acuitas Group Holdings, LLC (“Acuitas”). A copy of that press release is attached as Exhibit 99.1 to this Current Report and incorporated by reference into this Item 3.02.

Concurrently with the closing of the Offering and repayment of the Debenture, the Company issued an aggregate of 6,909,582 shares of Common Stock to Acuitas, representing (i) shares issuable pursuant to Acuitas’ rights under the Purchase Agreement dated July 3, 2018 with the Company resulting from a 50% adjustment of the purchase price applicable to its initial investment in the Company and the exercise price of the warrants received in such transaction and the price per share should it exercise certain rights to purchase additional securities in the event of certain reductions in the useful life of the Company’s intellectual property rights, and (ii) the automatic exercise of warrants issued to Acuitas in connection with the Debenture financing at the par value of the Common Stock.

Item 9.01

Financial Statements and Exhibits

(a)

Exhibits

Description
99.1	Press Release dated September 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2020

BIOVIE INC.

By: /s/ Joanne Wendy Kim Name: Joanne Wendy Kim Title: Chief Financial Officer